                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         February 5, 1997

                          U.S. TRUST CORPORATION
      (Exact name of registrant as specified in its charter)

              Commission file number:        0-20469

New York                                          13-3818952
(State or other jurisdiction                (I. R. S. Employer
of incorporation or                          Identification No.)
organization)

114 West 47th Street, New York, New York                    10036
(Address of principal executive offices)               (Zip Code)

                         (212) 852-1000
        (Registrant's telephone number, including area code)

Item 5.     Other Events

     On February 5, 1997, U.S. Trust Corporation announced the private placement of $50 million of trust-preferred capital securities. A copy of the news release is attached hereto as
Exhibit 99 and is incorporated herein by reference.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                          U. S. Trust Corporation
                                          -----------------------
                                                 (Registrant)





Date:  February 5, 1997                By:   Richard E. Brinkmann
                                          -----------------------
                                             Richard E. Brinkmann
                                                  Comptroller and
                                           Chief Planning Officer
                                   (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number                        Description
-------    ------------------------------------------------------

99         U.S. Trust Corporation February 5, 1997 news release.










































4